Contact:                                                   Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS FIRST QUARTER RESULTS

Revenues of $92.9 Million;
Twentieth Consecutive Quarter of Positive Operating Cash Flow

PLEASANTON, Calif. — April 16, 2003 — Polycom®, Inc. (NASDAQ: PLCM), the world’s leader in video and voice conferencing, conference bridges, and integrated web collaboration solutions, today reported its operating results for the first quarter ended March 31, 2003.

First quarter consolidated net revenues were $92.9 million, compared to $132.3 million recorded for the first quarter of 2002.  Pro forma net income in the first quarter was $1.7 million, or 2 cents per diluted share.  This compares to pro forma net income of $22.8 million, or 23 cents per diluted share, for the first quarter of 2002.  Pro forma financial measures exclude acquisition-related costs, amortization of purchased intangibles, restructure costs, litigation settlement, loss on strategic investments, income tax effect of the preceding adjustments, loss from discontinued operations, net of taxes, and gain from sale of discontinued operations, net of taxes. The GAAP net loss for the first quarter of 2003 was $2.4 million, or a 2 cent net loss per diluted share, compared to GAAP net income of $14.5 million, or 14 cents per diluted share, for the same period last year.  Prior year revenue and pro forma net income per diluted share figures include certain reclassifications to reflect the effect of discontinued operations associated with the sale of the network access product line.  Network access revenue and related expenses, net of taxes, are shown as discontinued operations in the financial statements.

The reconciliation of the GAAP statement of operations amounts to the respective pro forma figures for the three months ended March 31, 2003 and 2002 is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the first quarter of 2003 were comprised of 56 percent video communications, or $51.7 million; 18 percent network systems, or $16.9 million; 20 percent voice communications, or $18.9 million; and 6 percent iPower™-related services or $5.4 million. This compares to the first quarter of 2002, in which consolidated net revenues were comprised of 61 percent video communications, or $80.9 million; 17 percent network systems, or $23.1 million; 15 percent voice communications, or $19.1 million; and 7 percent iPower-related services, or $9.2 million.

“We are disappointed with our revenue and profit results for the quarter,” stated Robert Hagerty, president and CEO.  “In spite of the fact that we appear to have had some market share impovements in the first quarter, this challenging economic environment has clearly impacted sales cycles for our products.”  Hagerty continued, “Particularly relevant today, Polycom is able to deliver significant productivity gains through our market-leading, end-to-end voice, video, and web collaboration solution.  To add further customer value to The Polycom Office™, we launched a broad array of new products in the first quarter, reaching across all of our major product lines.  We also made two significant senior management additions in the first quarter.  First, we added Kim Niederman, our new senior vice president of sales, who is now leading Polycom’s direct-touch sales approach to the enterprise and the public sector.  Second, Ed Ellett has joined Polycom as senior vice president and general manager of our market-leading video communications group.  Both of these individuals bring significant strategic and operational capabilities to our organization.  Finally, to increase our focus and agility in our core markets, we sold our network access product line in the first quarter.  With our strategic accomplishments and some additional operating cost alignments in the second quarter, Polycom is positioned to deliver the best collaboration solutions to our customers while generating solid results for our shareholders.”

“Polycom achieved $10 million in positive operating cash flow during the first quarter,” said Michael Kourey, senior vice president, finance and administration, and CFO.  “This represents Polycom’s twentieth consecutive quarter of positive operating cash flow.  Netting out the stock buyback and capital procurements, this cash flow yielded a period-ending cash and investments balance of $513 million with no debt.”

About Polycom

Polycom, Inc. develops, manufactures and markets a full range of high-quality, easy-to-use and affordable voice and video communication endpoints, video management software, web collaboration software, multi-network gateways, and multi-point conferencing solutions. Its fully integrated end-to-end solution, The Polycom Office™, is supported by the Polycom Accelerated Communications Architecture, and enables business users to immediately realize the benefits of integrated video, voice, data and web collaboration over rapidly growing converged networks.  For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

As has been noted on the Company’s web site since April 8, 2003, Polycom will hold a conference call today at 5:00 p.m. ET/2:00 p.m. PT to discuss its first quarter results.  Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference.  You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, call 866.503.1967; and for callers outside of the US and Canada, call 212.676.5282, with the pass code being Polycom.  A replay of the call will also be available through April 23, 2003 for callers in the US and Canada, at 800.633.8284; and for callers outside of the US and Canada, at 402.977.9140.  The access number for the replay is 21139984. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations — Archived Conference Calls for twelve months.

Polycom, the Polycom logo, and ViewStation are registered trademarks and iPower and The Polycom Office are trademarks of Polycom in the U.S. and various countries. ©2002, Polycom, Inc. All rights reserved.

POLYCOM, INC.
Pro Forma Condensed Consolidated Statements of Operations
Excluding Acquisition-related costs, Amortization of purchased intangibles,
Restructure costs, Litigation settlement, Loss on strategic investments,
Loss from discontinued operations and Gain from sale of discontinued operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2003	2002

Net revenues	$92,920	$132,255
Cost of net revenues	38,633	53,482
Gross profit	54,287	78,773

Operating expenses:
Sales and marketing	26,664	23,203
Research and development	19,820	18,845
General and administrative	7,732	7,793
Total operating expenses	54,216	49,841

Operating income	71	28,932

Interest income, net	2,433	1,811
Other income (expense), net	(194)	33

Income before provision for income taxes	2,310	30,776
Provision for income taxes	624	7,947
Pro forma net income	$1,686	$22,829

Basic net income per share	$0.02	$0.23
Diluted net income per share	$0.02	$0.23

Weighted average shares outstanding for basic net income per share	99,312	97,860

Weighted average shares outstanding for diluted net income per share	100,032	100,415

Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses pro forma measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the pro forma results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted pro forma results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2003	2002

Net revenues	$92,920	$132,255
Cost of net revenues	38,633	53,482
Gross profit	54,287	78,773

Operating expenses:
Sales and marketing	26,664	23,203
Research and development	19,820	18,845
General and administrative	7,732	7,793
Acquisition-related costs	73	1,193
Amortization of purchased intangibles	4,398	3,928
Restructure costs	703	—
Litigation settlement	—	(257)
Total operating expenses	59,390	54,705

Operating income (loss)	(5,103)	24,068

Interest income, net	2,433	1,811
Loss on strategic investments	(215)	(583)
Other income (expense), net	(194)	33

Income (loss) from continuing operations before provision for (benefit from) income taxes	(3,079)	25,329
Provision for (benefit from) income taxes	(838)	6,577
Income (loss) from continuing operations	(2,241)	18,752

Loss from discontinued operations, net of taxes	(676)	(4,244)
Gain from sale of discontinued operations, net of taxes	497	—
Net income (loss)	$(2,420)	$14,508

Basic net income (loss) per share:
Net income (loss) per share from continuing operations	$(0.02)	$0.19
Loss per share from discontinued operations, net	(0.01)	(0.04)
Gain per share from sale of discontinued operations, net	0.01	—
Basic net income (loss) per share	$(0.02)	$0.15

Diluted net income (loss) per share:
Net income (loss) per share from continuing operations	$(0.02)	$0.18
Loss per share from discontinued operations, net	(0.01)	(0.04)
Gain per share from sale of discontinued operations, net	0.01	—
Diluted net income (loss) per share	$(0.02)	$0.14

Weighted average shares outstanding for basic net income (loss) per share	99,312	97,860

Weighted average shares outstanding for diluted net income (loss) per share	99,312	100,415

POLYCOM, INC.
GAAP to Pro Forma Reconciliation
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31, 2003
	GAAP	Excluded	Pro Forma

Net revenues	$92,920	$—	$92,920
Cost of net revenues	38,633	—	38,633
Gross profit	54,287	—	54,287

Operating expenses:
Sales and marketing	26,664	—	26,664
Research and development	19,820	—	19,820
General and administrative	7,732	—	7,732
Acquisition-related costs	73	73	—
Amortization of purchased intangibles	4,398	4,398	—
Restructure costs	703	703	—
Total operating expenses	59,390	5,174	54,216

Operating income (loss)	(5,103)	(5,174)	71

Interest income, net	2,433	—	2,433
Loss on strategic investments	(215)	(215)	—
Other expense, net	(194)	—	(194)

Income (loss) from continuing operations before provision for (benefit from) income taxes	(3,079)	(5,389)	2,310
Provision for (benefit from) income taxes	(838)	(1,462)	624
Income (loss) from continuing operations	(2,241)	(3,927)	1,686

Loss from discontinued operations, net of taxes	(676)	(676)	—
Gain from sale of discontinued operations, net of taxes	497	497	—
Net income (loss)	$(2,420)	$(4,106)	$1,686

Basic net income (loss) per share:
Net income (loss) per share from continuing operations	$(0.02)	$(0.04)	$0.02
Loss per share from discontinued operations, net	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	0.01	0.01	—
Basic net income (loss) per share	$(0.02)	$(0.04)	$0.02

Diluted net income (loss) per share:
Net income (loss) per share from continuing operations	$(0.02)	$(0.04)	$0.02
Loss per share from discontinued operations, net	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	0.01	0.01	—
Diluted net income (loss) per share	$(0.02)	$(0.04)	$0.02

Weighted average shares outstanding for basic net income (loss) per share	99,312		99,312

Weighted average shares outstanding for diluted net income (loss) per share	99,312		100,032

POLYCOM, INC.
GAAP to Pro Forma Reconciliation
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31, 2002
	GAAP	Excluded	Pro Forma

Net revenues	$132,255	$—	$132,255
Cost of net revenues	53,482	—	53,482
Gross profit	78,773	—	78,773

Operating expenses:
Sales and marketing	23,203	—	23,203
Research and development	18,845	—	18,845
General and administrative	7,793	—	7,793
Acquisition-related costs	1,193	1,193	—
Amortization of purchased intangibles	3,928	3,928	—
Litigation settlement	(257)	(257)	—
Total operating expenses	54,705	4,864	49,841

Operating income	24,068	(4,864)	28,932

Interest income, net	1,811	—	1,811
Loss on strategic investments	(583)	(583)	—
Other income, net	33	—	33

Income from continuing operations before provision for income taxes	25,329	(5,447)	30,776
Provision for income taxes	6,577	(1,370)	7,947
Income from continuing operations	18,752	(4,077)	22,829

Loss from discontinued operations, net of taxes	(4,244)	(4,244)	—
Net income	$14,508	$(8,321)	$22,829

Basic net income per share:
Net income per share from continuing operations	$0.19	$(0.04)	$0.23
Loss per share from discontinued operations, net	(0.04)	(0.04)	—
Basic net income per share	$0.15	$(0.08)	$0.23

Diluted net income per share:
Net income per share from continuing operations	$0.18	$(0.05)	$0.23
Loss per share from discontinued operations, net	(0.04)	(0.04)	—
Diluted net income per share	$0.14	$(0.09)	$0.23

Weighted average shares outstanding for basic net income per share	97,860		97,860

Weighted average shares outstanding for diluted net income per share	100,415		100,415

POLYCOM, INC.
Condensed Consolidated Balance Sheets
(In thousands)

	March 31,	December 31,
	2003	2002
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$145,389	$155,191
Short-term investments	28,729	38,670
Trade receivables, net	59,353	65,470
Inventories	28,083	32,308
Deferred taxes	29,725	29,787
Prepaid expenses and other current assets	19,694	16,622
Total current assets	310,973	338,048

Property and equipment, net	29,038	28,428
Long-term investments	338,858	319,147
Goodwill	299,929	300,039
Purchased intangibles, net	28,429	32,827
Deferred taxes	53,343	53,446
Other assets	8,611	4,939
Total assets	$1,069,181	$1,076,874

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$33,551	$29,788
Accrued payroll and related liabilities	7,289	7,540
Taxes payable	44,052	44,338
Deferred revenue	16,936	16,950
Other accrued liabilities	31,133	36,519
Total current liabilities	132,961	135,135

Long-term liabilities	36,886	37,996
Total liabilities	169,847	173,131

Stockholders’ equity	899,334	903,743
Total liabilities and stockholders’ equity	$1,069,181	$1,076,874

POLYCOM, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
 (Unaudited)

	Three Months Ended
	March 31,	March 31,
	2003	2002

Cash Flows from operating activities:
Net income (loss)	$(2,420)	$14,508
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(497)	—
Depreciation and amortization	3,967	3,456
Amortization of purchased intangibles	4,398	3,928
Provision for doubtful accounts	447	1,271
Provision for excess and obsolete inventories	261	3,515
Tax benefit from exercise of stock options	151	1,155
Loss on strategic investments	215	583
Amortization of unearned stock-based compensation	94	151

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	5,670	(4,373)
Inventories	3,964	6,435
Deferred taxes	—	257
Prepaid expenses and other assets	(2,546)	(4,928)
Accounts payable	3,763	6,168
Taxes payable	(572)	3,603
Other accrued liabilities	(6,893)	(12,205)
Net cash provided by operating activities	10,002	23,524

Cash flows from investing activities:
Purchase of property and equipment	(4,808)	(3,622)
Purchase of licensed technology	(3,528)	—
Purchases of investments	(227,585)	(115,772)
Proceeds from sale and maturity of investments	217,629	39,198
Proceeds from sale of discontinued operations	1,000	—
Purchase of convertible note receivable	(522)	—
Purchase of trade name	—	(250)
Net cash used in investing activities	(17,814)	(80,446)

Cash flows from financing activities:
Proceeds from stock offering, net of issuance costs	—	237,541
Proceeds from issuance of common stock under employee option and stock purchase plans	2,421	3,433
Purchase of treasury stock	(4,411)	—
Net cash provided by (used in) financing activities	(1,990)	240,974

Net increase (decrease) in cash and equivalents	(9,802)	184,052
Cash and cash equivalents, beginning of period	155,191	126,832
Cash and cash equivalents, end of period	$145,389	$310,884